(NYSE: YDKN) Gulf South Bank Conference May 4-5, 2015

Forward Looking Statements Information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, reduced earnings due to larger than expected credit losses in the sectors of our loan portfolio secured by real estate due to economic factors, including declining real estate values, increasing interest rates, increasing unemployment, or changes in payment behavior or other factors; reduced earnings due to larger credit losses because our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; the rate of delinquencies and amount of loans charged-off; the adequacy of the level of our allowance for loan losses and the amount of loan loss provisions required in future periods; costs or difficulties related to the integration of the banks we acquired or may acquire may be greater than expected; results of examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, require us to increase our allowance for loan losses or writedown assets; the amount of our loan portfolio collateralized by real estate, and the weakness in the commercial real estate market; our ability to maintain appropriate levels of capital; adverse changes in asset quality and resulting credit risk-related losses and expenses; increased funding costs due to market illiquidity, increased competition for funding, and increased regulatory requirements with regard to funding; significant increases in competitive pressure in the banking and financial services industries; changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation on the banking industry; general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; our ability to retain our existing customers, including our deposit relationships; changes occurring in business conditions and inflation; changes in monetary and tax policies; ability of borrowers to repay loans; risks associated with a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers or other third parties, including as a result of cyber attacks, which could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; changes in accounting principles, policies or guidelines; changes in the assessment of whether a deferred tax valuation allowance is necessary; our reliance on secondary sources such as FHLB advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs; loss of consumer confidence and economic disruptions resulting from terrorist activities or other military actions; and changes in the securities markets. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this presentation speak only as of the date of the presentation, and the Company does not assume any obligation to update such forward-looking statements. Combined information contained in this presentation are used for illustrative purposes only. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to the April 23, 2015 presentation and earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Important Information 2

Investment Thesis

- **Experienced Management**

  Management team has an average of over 25 years of experience

- **Growth Markets**

  Centered in one of the fastest-growing regions in the U.S.

- **Asset Generation** is a core strength

  Over $1 billion in loan origination in last 3 quarters

- **Strong Operating Metrics**

  ROAA of 1.10% and ROTCE of 12.25% since merger

- **Conservative Balance Sheet**

  Continued improvement in classified assets, increasing capital levels, significant credit mark from Yadkin and prior acquisitions, and slightly asset sensitive position



Charlotte
Raleigh
Ashe
Alleghany
Surry
Stokes
Rockingham
Caswell
Person
Vance
Warren
Northampton
Gates
Currituck
Watauga
Wilkes
Yadkin
Forsyth
Guilford
Orange
Durham
Granville
Halifax
Hertford
Avery
Mitchell
Caldwell
Alexander
Iredell
Davie
Alamance
Franklin
Nash
Bertie
Madison
Yancey
Burke
Rowan
Davidson
Randolph
Chatham
Wake
Edgecombe
Martin
Washington
Tyrrell
Dare
Buncombe
McDowell
Catawba
Wilson
Pitt
Haywood
Swain
Graham
Rutherford
Cleveland
Lincoln
Gaston
Cabarrus
Lee
Harnett
Johnston
Greene
Beaufort
Hyde
Jackson
Henderson
Polk
Mecklenburg
Stanly
Montgomery
Moore
Wayne
Lenoir
Craven
Pamlico
Cherokee
Clay
Macon
Greenville
York
Union
Anson
Richmond
Hoke
Cumberland
Sampson
Duplin
Jones
Carteret
Onslow
Pickens
Oconee
Spartanburg
Scotland
Robeson
Bladen
Pender
Anderson
Laurens
Chester
Lancaster
Chesterfield
Marlboro
Darlington
Dillon
Columbus
New Hanover
Abbeville
Newberry
Fairfield
Kershaw
Marion
Florence
Brunswick
Greenwood
McCormick
Saluda
Richland
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

3

YADKIN FINANCIAL CORPORATION

Growth Markets: Population 4 Sources: SNL Financial Target footprint centers around the I-85 growth corridor, a key US “mega-region” for the next 40 years. Population Growth:  Raleigh - MSA is projected to grow by over 2x the national average between 2014 – 2019  Charlotte - 17th largest U.S. city with a population of 796,921, making it the 3rd fastest growing big city in the U.S. in 2013  NC is projected to be the 7th largest state in 2030, up from 9th currently  In NC 3+ million people to be added by 2030; over 1 million in VA Projected Population Growth ('14 - '19) Raleigh MSA Charlotte MSA U.S. 8.2% 6.3% 3.5% Projected 2014-2019 Population Change

Growth Markets: Business Climate 5 438430_1.WOR Richmond Winston-Salem Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston Raleigh/Durham Charlotte Business Climate:  13 Fortune 500 companies headquartered in NC  7 currently headquartered in Charlotte metro area  Sealed Air Corp. (#345) announced relocation to Charlotte from NJ in July 2014  NC is the #1 state for corporate relocations and has been for 8 of the past 9 years  NC claimed top spot in Site Selection magazine’s listing of the best business climates in North America for the last 3 years  Raleigh-Durham and Charlotte are two of the four metro areas selected for upcoming Google Fiber expansion  Since the beginning of 2014, 85 companies have announced relocations or expansions in Wake County (Raleigh/Durham area) expansion  Charlotte MSA and Raleigh-Cary MSA employment have increased by 4.3% and 4.0%, respectively, since January 2014 Sources: SNL Financial, Relocation data from Site Selection magazine; all other data from U.S. Census Bureau , U.S. Bureau of Labor Statistics, and Charlotte Chamber of Commerce

Positive Business Momentum Since Merger Announcement 6 Notes: Q1 2014 is a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q4 2014 and Q1 2015 represent actual results. All periods exclude securities gains and losses, a branch sale gain, merger and conversion costs, and restructuring charges. Results from periods prior to Q3 2014 do not include any acquisition accounting impact from the Yadkin-VantageSouth merger. Q1 2014 Combined Q4 2014 Q1 2015 Q1 2014 to Q1 2015 % Change Net Operating EPS $0.26 $0.35 $0.33 28% Operating Pre-Tax, Pre-Provision Income $13.5 $18.4 $18.2 35% Operating Efficiency Ratio 69.4% 63.5% 62.1% -11% Net Operating ROAA 0.85% 1.09% 1.04% 22% NIM 4.15% 4.43% 4.33% 4% Annualized Qtr / Qtr Loan Growth 2.5% 10.0% 2.2% -11% Net Charge-Offs 0.32% 0.09% 0.07% -78% Market Capitalization1 $532,304 $620,923 $641,663 21% Footnote 1: Q1 2014 Market capitalization is as of January 24, 2014, the final trading day prior to the Yadkin-VSB merger announcement. This market capitalization is also adjusted to include the common equity raised at the same time. Q4 2014 and Q1 2015 market capitalizations are calculated using the final closing stock price of the quarter.

Diversified Business Lines 7  Current portfolio: $215mm committed and $131mm outstanding balance with average rate of 5.53%; 88 borrowers; average fees of 0.52%; average commitment is $190k  Over $290mm new originations in last 12 months  81% of portfolio is high-velocity vertical construction  19% of portfolio is horizontal (land, lots, and A&D) but strategic to supply the vertical loans  Q1 2015 production totaled $34.6mm  17 Business Development Officers in 10 states  In addition to North Carolina and South Carolina, BDOs are located in Florida, Kentucky, Massachusetts, Maryland, New Jersey, Pennsylvania, Texas, and Virginia  #26 SBA lender in the US for fiscal year 2014  #1 SBA lender in North Carolina; #3 SBA lender in Virginia  86% of portfolio in North Carolina and South Carolina  Portfolio is diversified by industry Note: New loan originations represent total loan commitments originated in each respective period Centralized credit, administration, and operations with specialized business segments Government Guaranteed Lending Builder Finance $25.5 $20.2 $34.4 $34.6 $13.1 $50.0 $11.4 $10.0 $0 $20 $40 $60 $80 $100 $120 $140 $160 $0 $10 $20 $3 $40 $50 $60 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Quarterly Loan Production Quarterly $ Change in Oustanding Balance Total Loans Oustanding Standing (Right Axis) SBA Portfolio and Production Trends ($mm) $50.7 $55.4 $68.5 $80.7 $80.7 $9.2 $10.3 $23.1 $15.3 $0 $20 $40 $60 $80 $100 $120 $140 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Quarterly Loan Production Quarterly $ Change in Oustanding Balance Period End Loans* (Right Axis) Builder Finance Portfolio and Production Trends ($mm) NC 71% SC 18% GA 5% AL 2% TX 4% Builder Finance Portfolio by State

Diversified Business Lines

Centralized credit, administration, and operations with specialized business segments

Commercial Banking

- 47 Commercial Bankers covering the Carolinas
- Total commercial loan portfolio of $1.8bn
- $650 million deposits
  - 68% are low-cost transactional deposits
- Q1 loan production of $133mm
  - 59% variable and %41 fixed

Production by Region



West
13.8%
Triangle Area
32.8%
Charlotte Area
26.3%
East
27.0%

Portfolio by Loan Type



1-4 Fam. Sec.
6.6%
Consumer
0.1%
Agriculture
4.3%
CRE
40.9%
C&I
48.0%

Production by Loan Type



Agriculture
4.7%
1-4 Fam. Sec.
3.0%
CRE
31.5%
C&I
60.9%

Mortgage

- 45 Mortgage Loan Officers covering the Carolinas
  - Supported by 38 underwriting, administrative, servicing, and operations personnel
  - Plan to hire additional loan officers in several markets in Q2
- Q1 loan production of $73mm
  - Refi grew to 45% of volume
- Origination income of $1.4 million in Q1 (net of $720k in commissions)
- MSR amortization and valuation allowance of combined $409k
- Secondary pipeline increased over 50% from Q4 to Q1

	Q1 Target		Q1 Actual	
Product	Mix	Margin	Mix	Margin
Conventional	40%	2.500%	63%	2.496%
Government	30%	3.000%	16%	3.095%
Jumbo	10%	1.750%	6%	1.739%
Portfolio	20%		15%	

Note: New loan originations represent total loan commitments originated in each respective period

8

YADKIN FINANCIAL CORPORATION

 Operating EPS of $0.33  Pre-tax, pre-provision operating earnings of $18.2 mm  Provision of $961k fully covered $494k in net charge- offs and provided for reserve build  Operating non-interest income declined quarter over quarter with seasonal declines in service charges and fees and declines in other non-interest income  Driven by a change in treatment of commissions in SBA and wealth  $2.1 mm decline in operating non-interest expense from Q4 2014  Driven by $1.6 mm reduction in salaries and benefits  Additional expense initiatives expected to reduce operating non-interest expense in Q2 and Q3  4% effective tax rate in Q4 2014 was the result of a valuation allowance reversal on the legacy Piedmont deferred tax asset  Dividends and accretion on preferred stock to cease on or about May 13, 2015 with redemption of preferred stock; annual impact to EPS is approx. $0.08 *Excludes securities gains and losses, branch sale gain, merger and conversion costs, and restructuring charges. Earnings Profile 9 For the Quarter Ended, ($ in thousands) 2014Q4 2015Q1 Net interest income 40,791$ 39,176$ Provision for loan losses 843 961 Net interest income after provision for loan losses 39,948 38,215 Operating non-interest income 9,558 8,838 Operating non-interest expense 31,970 29,831 Operating income before taxes & M&A costs 17,536$ 17,222$ Gain (loss) on sales of available for sale securities 4 1 Merger and conversion costs 1,589 220 Restructuring charges 33 907 Income before income taxes 15,918 16,096 Income tax expense 607 5,846 Net income 15,311 10,250 Dividends and accretion on preferred stock 639 639 Net income to common shareholders 14,672 9,611 Pre-tax, pre-provision operating earnings (Non- GAAP)* 18,379 18,183

Net Interest Income 10 Combined Net Interest Margin (1)(%)  Impact of acquisition accounting on GAAP net interest margin is declining  Focus remains on disciplined loan pricing and low-cost, core deposits Average Yields and Rates For the Quarter Ended, 2014Q4 2015Q1 Loans 5.65% 5.52% Securities 2.34% 2.43% Other earning assets 0.39% 0.34% Total earning assets 4.92% 4.84% Interest bearing deposits (0.42%) (0.46%) Borrowed funds (1.62%) (1.64%) Total interest bearing liabilities (0.60%) (0.63%) Net interest margin (FTE)* 4.43% 4.33% Cost of funds 0.49% 0.52% * Tax equivalent (1) Q1 2014 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 2014 through Q1 2015 represent actual results. Lower core net interest income primarily driven by day count and slightly lower asset yields (2 bps) offset by $37mm increase in average loan balances Q1 2015 Q4 2015 Change Net Interest Income, tax equivalent 39,409 41,056 (1,647) Loan accretion (4,451) (5,104) 653 Deposit amortization (1,011) (1,194) 183 Borrowing amortization 100 70 30 Core net interest income, tax equivalent 34,047 34,828 (781)

Diverse Drivers of Non-Interest Income Growth

- Year over year growth of 7.3% driven by higher SBA income and service charges and fees on deposit accounts
- Record SBA production of $34.6 mm in Q1
  - Pipeline continues to grow; up 6% from end of Q4 to end of Q1
  - Sales were $19 mm in Q1 2015 (down from $20 mm in Q4 2014) at an average premium of 11.99%
- Mortgage revenue increased to $1.3mm with refi growing to over 45% of volume, secondary production growth of 9% from Q4 to Q1, and a pipeline that increased over 50%
- Began netting SBA and wealth commissions in Q1 2015

Combined Operating Non-Interest Income Composition[1, 2] ($000)


$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,236
$2,539
$2,341
$1,340
$2,016
$8,538
$2,730
$2,121
$1,299
$2,388
$8,742
$3,265
$2,072
$1,520
$1,885
$9,558
$3,506
$2,917
$1,002
$2,133
$8,838
$3,253
$2,873
$1,322
$1,390
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Other
Mortgage
SBA
Service charges & fees on deposits accounts

(1) Q1 and Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 2014 to Q1 2015 represent actual results. Excludes securities gains and losses and branch sale gain.
(2) Certain items have been reclassified between service charges and other non-interest income following the merger. Combined pro forma prior period balances have not been restated.

11

YADKIN FINANCIAL CORPORATION

Non-Interest Expense 12 Combined Non-Interest Expense Composition1, 2 ($000)  Operating non-interest expense declined by 6.7% from Q4 2014 to Q1 2015 • Reduced salary and benefit expenses by $1.6 mm; approximately half of reduction is salary decline and approximately half reflects changes in accounting treatment of commissions and other variable incentive compensation • All other non-interest expense categories declined modestly in Q1 • Executed expense reduction plan to close or sell six branches in the third quarter and restructure back office positions • Remain confident in reaching the previously announced efficiency goal of sub 60% before the end of 2015 Total Non-Interest Expense $33,924 $31,817 $48,187 $33,592 $30,958 One-time charges ($3,397) ($2,710) ($17,450) ($1,622) ($1,127) Operating Non-Interest Expense $30,527 $29,107 $30,737 $31,970 $29,831 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $30,527 $29,107 $30,736 $31,970 (1) Q1 2014 and Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 2014 to Q1 2015 represent actual results. Excludes merger and conversion costs and restructuring charges. (2) Certain items have been reclassified, particularly between occupancy & equipment and other, following the merger. Combined pro forma prior period balances have not been restated. $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2 13 Q3 2 13 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits n Core Deposit Intangible Amortization $29,831

Conservative Balance Sheet 13  Net loan growth of $15.6mm, or 2.2% annualized • Driven by new production of $305 mm • Loan growth is net of $19 mm in SBA loan sales • February weather negatively impacted production  Modest deposit decline, but continued deposit mix improvement • Non-time deposits declined by 3.2% annualized, reflecting some reductions following end of year increases • Non-time deposits have increased 6.9% on an annualized basis since Q3 2014  TBV per share up 12.1% annualized to $11.78  Plan to repurchase preferred stock on or around May 13 Balance Sheet As of the Quarter Ended, (Dollars in thousands) 2014Q4 2015Q1 Assets: Cash and due from banks 65,312$ 55,426$ Federal funds & interest-earning deposits 67,053 53,076 Investment securities 712,041 697,834 Loans held for sale 20,205 32,322 Loans 2,898,266 2,913,859 Allowance for loan losses (7,817) (8,284) Premises and equipment, net 80,379 78,683 Foreclosed assets 12,891 12,427 Other assets 417,979 432,010 Total assets 4,266,309$ 4,267,353$ Liabilities: Deposits: Non-interest demand 680,387$ 655,333$ Interest-bearing demand 469,898 472,524 Money market and savings 1,004,796 1,010,348 Time deposits 1,092,283 1,070,970 Total deposits 3,247,364 3,209,175 Short-term borrowings 250,500 325,500 Long-term debt 180,164 137,199 Accrued interest & other liabilities 30,479 27,660 Total liabilities 3,708,507$ 3,699,534$ Shareholders' equity: Preferred stock 28,405$ 28,405$ Common stock & other equity 529,397 539,414 Total shareholders' equity 557,802 567,819 Total liabilities and shareholders' equity 4,266,309$ 4,267,353$ Tangible book value per common share 11.44$ 11.78$

Positive Balance Sheet Trends 14 Tangible Book Value per Share Growth – Post Merger Loan Composition Q1 2015 ($mm) (1)  Loan growth of $161 million (7.7% annualized) since Q2 2014, excluding $35 million remaining fair value mark to Yadkin loans  Balanced loan portfolio  6.9% annualized non-time deposit growth since Q3 2014  Shifting loan portfolio fixed vs. floating mix (1) Includes loans held for sale Loan Portfolio Loan Production

Asset Sensitive Balance Sheet 15 Static Shock Impact on Economic Value of Equity Static Shock Impact on Net Interest Income Variable Rate Loan Floors  In any rising rate scenario, Yadkin is positioned to benefit  Yadkin is in an asset sensitive position on a short- and long-term basis  Management intends to maintain this interest rate risk profile while in current rate environment  Slight asset sensitivity trades off some current period income for improved earnings and equity impact in a rising rate environment Source: FICAST Data Corporation Grouping Balance % of Total Balance Cumulative % of Total Balances a. No Floor $279.0 25% 25% b. Floor Reached 122.1 11% 36% c. >0-49 bps to Reach Floor 60.3 5% 41% d. 50-99 bps to Reach Floor 321.5 28% 69% e. 100-149 bps to Reach Floor 200.8 18% 87% f. 150-199 bps to Reach Floor 94.4 8% 96% g. 200-249 bps to Reach Floor 26.2 2% 98% h. 250+ bps to Reach Floor 24.0 2% 100% $1,128.4 100% In th emo ney floo rs = $72 7MM

Strong Capital Position 16 Regulatory Capital Ratios – Holding Company and Bank Level (3/31/15)  Repurchasing $28.4 million of preferred stock on or about May 13, 2015 Note: Holding company capital ratios estimated

ALLL at 3/31/15 ($ in thousands) Non- Purchased Impaired Purchased Impaired (SOP 03-3) Total ALLL Balance (BOP) 6,519$ 1,298$ 7,817$ Net charge-offs (494) 0 (494) Provision for loan losses 882 79 961 ALLL Balance (EOP) 6,907$ 1,377$ 8,284$ Remaining credit mark 25,356 15,281 40,637 Remaining interest rate mark 4,003 6,485 10,488 Total effective reserve 36,266$ 23,143$ 59,409$ Loan balances 2,724,243$ 189,616$ 2,913,859$ ALLL percentage 0.25% 0.73% 0.28% Remaining credit mark percentage 0.93% 8.06% 1.39% Remaining interest rate mark percentage 0.15% 3.42% 0.36% Effective reserve (%) 1.33% 12.21% 2.04% Strong Asset Quality 17 Effective Reserve of 2.04% or $59.4mm Classified Asset Ratio (1) – Bank Level (1) Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) Net charge-offs of 7 bps Remaining mark declined by less than $4mm in Q1 Non-Pass Risk Rated Loans ($mm) NCOs / Avg. Loans $211.2 $214.5 $196.4

Strong Performance Relative to Peers 18 Core ROAA Operating ROATCE Operating Efficiency Ratio Net Interest Margin NPAs / Loans + OREO NCOs / Avg. Loans Source: SNL Financial. Peers comprised of major exchange traded Southeast banks with assets of $2.0 - $7.0 billion. Includes COB, SGBK, PSTB, FCBC, HTBI, CCBG, NBBC, LION, FBNC, SBCF, STBZ, CFNL, CHCO, CSFL, ABCB, BNCN, SFBS, RNST, FCB, PNFP, and CBF. Data as of the most recent quarter available per SNL Financial.

Attractive Valuation 19 Price / 2016 Estimated EPS* Median = 13.0x Source: SNL Financial. Peers comprised of major exchange traded Southeast banks with assets of $2.0 - $7.0 billion. Trading multiples based on closing prices as of 4/29/2015. *Mean consensus EPS estimates as compiled by FactSet. Price / 2015 Estimated EPS* Median = 15.1x

Analysts Remain Bullish Post 1Q15 Earnings Release 20 YDKN: Nudging EPS Ests. Higher; Maintaining OUTPERFORM Kevin Fitzsimmons; Hovde Group LLC “Maintaining YDKN as OUTPERFORM and we still consider it as one of our top ideas: There is no change to our OUTPERFORM rating, or our ranking of YDKN as one of our top ideas, following the company’s 1Q15 earnings report. While the slight shortfall was disappointing, we are reminded that 1Q15 can be a very seasonally challenging quarter for banks on several fronts (loan growth, NII, fees, payroll expenses) – as we’ve seen quite a bit this earnings season. Going into 2Q15, we think the revenue picture will be much better – with a likely rebound in loan growth and certain core fee revenue. Importantly, we this the company's new expense moves announced yesterday (on headcount reduction and branch closures) will provide some downward bias to expenses that should help lead to enhanced profitability, positive operating leverage, and healthy EPS growth, especially by the time YDKN gets to its 4Q15 run-rate.” 1Q15 Earnings Review – YDKN Well on Path to ~1.20% ROA Stephen Scouten, CFA; Sandler O'Neill & Partners LP “We were impressed by many aspects of the quarter which produced a 1.00% ROA and ~5% growth in average HFI loan balances...” “We are maintaining our BUY rating and our $23 price target on the shares, which is 14.5x our 2016E and only 1.7x year-out tangible book value per share.” Reiterate SB1 – Further Expense Reductions Should Help Drive EPS Growth William J. Wallace IV; Raymond James “We are reiterating out Strong Buy rating and $23 price target on YDKN following 1Q15 results…The quarter was highlighted by strength in the company’s Small Business Administration (SBA) and mortgage businesses and improvement in operating expense.” “We believe valuation appears attractive, especially should our EPS estimates prove conservative.” Tweaking Estimates Post 1Q15, YDKN Remains a Name to Own Brady Gailey, CFA; Keefe Bruyette & Woods Inc. “YDKN reported 1Q15 almost in line with estimates. YDKN showed its focus on reducing expenses by announcing another $3.4 million per year of cost saves, not previously included in its MOE saves…YDKN also plans to repay its remaining TARP in mid-May. We continue to recommend YDKN trading at only 11.5x 2016 estimates.” Source: Research reports YDKN – After Missing 1Q15, Still Expect Positive EPS and ROA Shift Christopher Marinac, CFA; FIG Partners “Although YKDN missed our goal for 1Q Core EPS, the company still has positive earnings momentum as anticipated cost savings and preferred stock eliminations come into focus. ROA should quickly exceed 1.00% and rise into the mid 1.10s by year-end.”

Analyst Recommendations 21 Firm Rating Price Target 2015 Estimate 2016 Estimate Raymond James Financial Inc. Strong Buy $23.00 $1.60 $1.75 Hovde Group LLC Outperform $23.00 $1.57 $1.79 Sandler O'Neill & Partners LP Buy $23.00 $1.47 $1.57 Keefe Bruyette & Woods Inc. Outperform $23.00 $1.52 $1.72 FIG Partners LLC Market Perform $21.75 $1.55 $1.65 Source: SNL Financial